VAN KAMPEN FUNDS

                     SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of January 1, 2007, is by and between Van Kampen Funds Inc. ("Fund Agent") and Security Distributors, Inc. ("Intermediary") Fund Agent is entering into this Agreement on behalf of the Van Kampen Family of Funds (the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter or transfer agent to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and transaction information, and (ii) execute any instructions from the fund company to restrict or prohibit further purchases or exchanges of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by the Funds, in nominee name; (ii) in the case of a participant-directed employee benefit plan, the plan administrator or plan recordkeeper; or (iii) an insurance company that sponsors registered separate accounts organized as unit investment trusts, master-feeder funds and certain fund of fund arrangements not specifically excepted from the Rule.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS The following definitions shall apply for purposes of Sections B and C below.

      1 The term "Fund" includes the Funds' principal underwriter and transfer agent The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the Investment Company Act.

      2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

      3 The term "Shareholder" means, as applicable, (i) the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name; (ii) the plan participant, notwithstanding that the plan may be deemed to be the beneficial owner of Shares; or (iii) the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary.

      4 The term "written" includes electronic writings and facsimile transmissions.

      5 The term "Intermediary" means a "financial intermediary" as defined in the Rule.

      6 The term "purchase" does not include the automatic reinvestment of dividends.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN") or other government-issued identifier ("GII"), if known, of any or all Shareholder(s) of the account(s) and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account(s) (if known), and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares held through one or more account(s) maintained by the Intermediary during the period covered by the request("transaction information").

      1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which transaction information is sought With the written agreement of Intermediary, the Fund may request transaction information older than ninety (90) business days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

      2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested transaction information that is on its books and records to the Fund or its designee promptly, but in any event not later than TEN (10) BUSINESS DAYS after receipt of a request If the requested transaction information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide, or arrange to have provided, to the Fund the requested transaction information for those Shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, restrict or prohibit further purchases of Fund Shares from such indirect intermediary In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties To the extent practicable, the format for any identification and transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as set forth in the Rule.

      3 LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the transaction information received from the Intermediary (or other accountholder, if applicable) for marketing or any other similar purpose without the prior written consent of the Intermediary (or other accountholder, if applicable).

C. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate market timing or frequent trading policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

      1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII, if known, and the specific restrictions(s) to be executed If the TIN, ITIN, or GII is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

      2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than FIVE (5) BUSINESS DAYS after receipt of the instructions by the Intermediary.

      3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

D. EFFECTIVE DATE. The effective date of this Agreement shall be April 16, 2007 and the compliance date for supplying information requested under this Agreement shall be October 16, 2007 ("Compliance Date"), as required by the Rule Prior to the Compliance Date, the Fund and the Intermediary agree that any request made to the Intermediary by the Fund for transaction information, and the Intermediary's response to such request, shall be governed by whatever agreement is in effect between the Fund and the Intermediary that is intended to govern such requests or by whatever practices the Fund and the Intermediary have utilized in the absence of a formal agreement, if any, to govern such requests.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by duly authorized officers as of the date first above written.


VAN KAMPEN FUNDS INC.

/s/ Michael P Kiley

Michael P Kiley
President and Chief Executive Officer


SECURITY DISTRIBUTORS, INC.


By: /s/ Gregory J. Garvin
   ------------------------------------
             (signature)


Name:   Gregory J. Garvin
    ----------------------------------
            (please print)


Title : President
     ----------------------------------

Date:   4/27/07
     ----------------------------------

                        VAN KAMPEN LIFE INVESTMENT TRUST

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of March 16, 2007, is by and between Van Kampen Funds Inc ("Fund Agent") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary") Fund Agent is entering into this Agreement on behalf of Van Kampen Life Investment Trust, including any separate series or portfolios thereof (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and transaction information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

      1 The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds The term not does include any "excepted funds" as defined in SEC Rule 22c- 2(b) under the Investment Company Act of 1Act. 1

      2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

______________________________

1     As defined in SEC Rule 22c-2(b) term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

      3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

      4 The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

      5 The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

      6 The term "written" includes electronic writings and facsimile transmissions.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

      1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which transaction information is sought With the written agreement of the Intermediary, the Fund may request transaction information older than ninety (90) business days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

__________________________________

* According to the IRS website, the IIIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit. example 9XX-7X-XXXX The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain, a Social Security Number(SSN) from the Social Security Administration(SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the international Taxpayer Identification Number.

      2 TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

      3 FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in this Section B If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in this Section B is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either
            (i) provide (or arrange to have provided) the information set forth in this Section B for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

(c) TO the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON THE USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramrn-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

      1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

      2 TIMING OF RESOONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, hut not later than ten business days after receipt of the instructions by the Intermediary.

      3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties or their affiliates have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts This Agreement supplements those Fund Participation Agreements To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement relating to that Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.


VAN KAMPEN FUNDS INC., ON BEHALF OF
      VAN KAMPEN LIFE INVESTMENT TRUST

/s/ Michael P Kiley

Michael P Kiley
President and Chief Executive Officer


SECURITY DISTRIBUTORS, INC., ON BEHALF OF
      SECURITY BENEFIT LIFE INSURANCE COMPANY
      FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


By: /s/ Gregory J. Garvin
   ------------------------------------

Name: Gregory J. Garvin
    -----------------------------------

Title : President
     ----------------------------------

                    THE UNIVERSAL INSTITUTUIONAL FUNDS, INC.

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of March 16, 2007, is by and between Morgan Stanley Distribution, Inc ("Fund Agent") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary") Fund Agent is entering into this Agreement on behalf of The Universal Institutional Funds, Inc., including any separate series or portfolios thereof (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and transaction information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

      1 The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds The term not does include any "excepted funds" as defined in SEC Rule 22c- 2(b) under the Investment Company Act of lAct. 1

      2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

__________________________

1     As defined in SEC Rule 22c-2(b) term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

      3 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

      4 The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre- arranged transfers at the conclusion of a required free look period.

      5 The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

      6 The term "written" includes electronic writings and facsimile transmissions.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ('TIN), the Individual/International Taxpayer Identification Number ("ITIN)", or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

      1 PERIOD COVERED BV REAUEST. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which transaction information is sought With the written agreement of the Intermediary, the Fund may request transaction information older than ninety (90) business days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

__________________________

* According to the IRS website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit. example 9XX-7X-XXXX The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain, a Social Security Number(SSN) from the Social Security Administration(SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the international Taxpayer Identification Number.

      2 TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

      3 FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in this Section B If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in this Section B is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either
            (i) provide (or arrange to have provided) the information set forth in this Section B for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

(c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON THE USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

      1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

      2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

      3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties or their affiliates have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts This Agreement supplements those Fund Participation Agreements To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement c elating to that Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to he executed as of the date first above written.


MORGAN STANLEY DISTRIBUTION, INC., ON BEHALF OF
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

/s/ Michael P Kiley

Michael P Kiley
President and Chief Executive Officer


SECURITY DISTRIBUTORS, INC., ON BEHALF OF
      SECURITY BENEFIT LIFE INSURANCE COMPANY
      FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


By: /s/ Gregory J. Garvin
   ------------------------------------

Name: Gregory J. Garvin
    -----------------------------------

Title : President
     ----------------------------------

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